                                                                    Exhibit 10.1

GlycoGenesys, Inc.                                                April 15, 2002
Master Agreement for Consulting Services                                  Page 1



================================================================================

                              CONSULTING AGREEMENT

                                 by and between

                               GlycoGenesys, Inc.

                                       and


                       BEARDSWORTH CONSULTING GROUP, INC.

===============================================================================

               [LETTERHEAD OF BEARDSWORTH CONSULTING GROUP, INC.]

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GlycoGenesys, Inc.                                                April 15, 2002
Master Agreement for Consulting Services                                  Page 2

                              CONSULTING AGREEMENT

         This Agreement is by and between Beardsworth Consulting Group, Inc. a New Jersey corporation, having an address at 70 Church Street, Suite 200, Flemington, NJ 08822, (hereinafter called "BCGI(R)"); and GlycoGenesys, Inc. (hereinafter called "Client"); having an address at, 31 Saint James Avenue, Boston, MA 02116.

                               W I T N E S S E T H

         WHEREAS, BCGI represents that it is under no obligation to any third party that would interfere with the rendering to Client professional services as hereinafter defined; and

         WHEREAS, Client is desirous of engaging BCGI's professional services;
and

         WHEREAS, BCGI desires to render professional services to Client in the performance of agreed-upon tasks or services;

         NOW, THEREFORE, in consideration of the premises and of the mutual promises and covenants herein contained, the parties hereto agree as follows:

         1. Prior to commencing any work hereunder, the definitions of any specific task or project to be performed shall be agreed upon by the parties, and attached to and made a part of this Agreement as an Attachment.

         2. BCGI shall use its best efforts to provide consulting services in accordance with the terms of accepted offers, to keep Client advised of the progress of the work, to permit any representative duly authorized in writing by Client to inspect, from time to time, such results of said consulting services as are susceptible of inspection, to provide Client with such reports, specifications, drawings, models, and the like, as are appropriate to the nature of the services to be contemplated by any accepted offer and to keep records of hours worked and costs of materials used, as well as other reasonable out-of-pocket expenses, which such records Client's duly authorized representative may examine upon reasonable notice to BCGI.

         3. Any confidential information acquired by BCGI, its employees, subcontractors and affiliates from Client concerning existing or contemplated machines, products, processes, techniques, or know-how, or any information or data developed pursuant to the performance of the consulting services contemplated by any accepted offer made by Client shall not be disclosed by BCGI to others or used for BCGI's own benefit without the prior written consent of Client. This obligation of confidentiality shall not apply to:

         a. information which, at the time of disclosure to BCGI by Client is published, known publicly, or is otherwise in the public domain;
         b. information which, after it is disclosed to BCGI by Client is published, becomes known publicly, or otherwise becomes part of the public domain, through no fault of BCGI;

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GlycoGenesys, Inc.                                                April 15, 2002
Master Agreement for Consulting Services                                  Page 3

         c. information disclosed to BCGI by Client which prior to the time of disclosure is known to BCGI, as evidenced by written records; and
         d. information which has been or hereafter is disclosed to BCGI in good faith by a third party who was not, and is not, under any obligation of confidence or secrecy to Client at the time said third party discloses to BCGI.
         e. information, which is required by law, regulation, or legal process to be disclosed.

         It is understood that the obligations of confidentiality and nonuse set forth herein shall survive the termination of this Agreement. In addition to the confidentiality provisions set forth herein, BCGI and Client shall execute the Client's confidentiality agreement, subject to BCGI's approval.

         4. Any copyrightable work created by BCGI in connection with or during the performance of services pursuant to this Agreement by BCGI shall be considered a work made for hire, whether published or unpublished, and all rights therein shall be the property of Client as employer, author and owner of the copyright in such work. BCGI, without charge to Client other than reasonable payment for time involved in the event the services contemplated by any accepted offer shall have terminated, but at Client's expense, shall duly execute, acknowledge, and deliver to Client all such further papers, including assignments and applications for copyright registration or renewal, as may be necessary to enable Client to publish or protect said works by copyright or otherwise in any and all countries and to vest title to said works in Client, or its nominees, their successors or assigns, and shall render all such assistance as Client may require in any proceeding or litigation involving the rights in said works. BCGI shall promptly notify Client of any copyrightable work contemplated herein.

         5. Any inventions, improvements, or ideas made or conceived in connection with or during the performance of services by BCGI pursuant to this Agreement, and directly related to such services, shall be the property of Client. BCGI shall promptly notify Client of any such inventions, improvements or ideas. BCGI, without charge to Client other than reasonable payment for time involved in the event the services contemplated by any accepted offer shall have terminated, but at Client's expense shall execute, acknowledge, and deliver to Client all such further papers, including applications for patents, as may be necessary to enable Client to publish or protect said inventions, improvements, and ideas by parent or otherwise in any and all countries and to vest title to said patents, inventions, improvements, and ideas in Client or its nominees, their successors or assigns, and shall render all such assistance as Client may require in any Patent Office proceeding or litigation involving said inventions, improvements, or ideas.

         6. Client hereby recognizes and understands that BCGI presently and may from time to time in the future contract with other consultants to perform certain services pursuant to this Agreement. Each subcontractor has executed a written agreement with BCGI which incorporates provisions of the character and scope of Paragraphs 3 through 5 of this Agreement which inure to the benefit of BCGI and its clients and customers. BCGI hereby covenants and agrees that all of its employees, consultants, and principals shall, previous to performing services pursuant to this Agreement, execute a written agreement with BCGI which incorporates provisions of the character and scope of Paragraphs 3 through 5 of this Agreement which inure to the benefit of BCGI and its clients and customers. Client may waive this requirement with

GlycoGenesys, Inc.                                                April 15, 2002
Master Agreement for Consulting Services                                  Page 4

respect to nonprofessional personnel regularly employed at BCGI's place of business and whose work is performed strictly in accordance with BCGI's directions.

         7. Client reserves the right forthwith to direct, by written notice, BCGI to discontinue with [***] written notice the work upon which BCGI shall have been engaged for Client, in which event Client shall be obligated to pay BCGI for work done by BCGI and for cost of materials for which BCGI has become obligated in connection with the contemplated services. BCGI shall commit to use its best efforts to minimize costs after which such notice is given. During the [***] period from written discontinuation notice to project transfer, BCGI will provide transitional support as required.

         8. Client hereby offers to engage and BCGI accepts engagement by Client of BCGI's professional services as follows: to render consulting services to personnel of Client relating to clinical research, regulatory (FDA submissions), technical writing, and product development matters associated with Client products or potential products in accordance with the terms and provisions of this Agreement.

         9. In consideration of BCGI's acceptance of this Consulting Agreement and of its performance of the professional services as specifically set forth in Paragraph 8 hereof, Client shall retain BCGI for the following rates unless alternate rates are otherwise specified in an Attachment to this master agreement:

------------------------------------------------------------------------------------------------------------
               Category                 Hourly                        Category                    Hourly
                                         Rate                                                      Rate
------------------------------------------------------------------------------------------------------------
Administrative Staff                     [***]    Project Manager                                  [***]
------------------------------------------------------------------------------------------------------------
Data Entry Staff                         [***]    Medical Writer                                   [***]
------------------------------------------------------------------------------------------------------------
Clinical Data Coordinator                [***]    Quality Control Document Reviewer                [***]
------------------------------------------------------------------------------------------------------------
CRF Designer                             [***]    Quality Assurance Site Auditor                   [***]
------------------------------------------------------------------------------------------------------------
Clinical Document Reviewer               [***]    Specialty Committee Members (DMC)                [***]
------------------------------------------------------------------------------------------------------------
Data Entry Manager                       [***]    Regulatory Affairs Specialist                    [***]
------------------------------------------------------------------------------------------------------------
SAS Programmer                           [***]    Medical Director (M.D.)                          [***]
------------------------------------------------------------------------------------------------------------
Director of Systems Development          [***]    Vice President, Business Development             [***]
------------------------------------------------------------------------------------------------------------
Biostatistician (Ph.D.)                  [***]    Vice President, Clinical Services                [***]
------------------------------------------------------------------------------------------------------------
Clinical Research Associate              [***]    Donna E. Beardsworth                             [***]
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------

         10. Client agrees to reimburse BCGI for reasonable travel and out-of-pocket expenses incurred by BCGI while performing the consulting services for Client. Such expenses shall include but not be limited to airfare, accommodations, meals, rental cars, courier expenses, telephone and fax and other reasonable travel expenses. Specifics of the agreed upon travel policy are put forth in Exhibit 1. Travel and out-of-pocket expenses will be invoiced monthly by BCGI with copies of all receipts for individual expenses greater than five dollars ($5.00). Payments shall be due to BCGI upon receipt of invoice, net 30 days.

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

GlycoGenesys, Inc.                                                April 15, 2002
Master Agreement for Consulting Services                                  Page 5

         11. Client shall have no obligation whatsoever to compensate BCGI for services rendered hereunder beyond the sums referred to in Paragraphs 7, 9 and 10 herein.

         12. The role of BCGI will be outlined in each project specific 'transfer of obligation' appendix to this agreement. Otherwise, BCGI is not acting as a "contract research organization" or a "sponsor" as defined in Title 21 of the Code of Federal Regulations of the Food and Drug Administration of the United States of America. Client retains full responsibility for the content of documents and regulatory submissions, for interpretation of data therein and for the timing, preparation and processing of required regulatory submissions.

         13. BCGI represents that it is free to enter into this agreement and agrees not to knowingly disclose to Client any information with respect to which it is under any actual or implied duty to any third party to keep confidential. Client shall be free to use all information conveyed to it by BCGI, with the exception of the names, addresses, and compensation rates of BCGI subcontractors and employees which are to remain confidential, whether before or after the execution of this Agreement, without any further obligation to BCGI other than as outlined herein.

         14. BCGI agrees not to originate any publicity, news release or other public announcement, written or oral, whether to the public, press or otherwise, relating to this Agreement, to any amendment hereto, or to the performance and any results or information obtained hereunder, without Client's prior written consent. BCGI may acknowledge that it is a consultant to Client. BCGI shall be free to make any disclosure which, in the opinion of legal counsel, it is required by law to make, but shall give Client an opportunity to review the form of such disclosure in advance of its release.

         15. BCGI shall not act as an agent for Client and shall not have the authority to bind Client in any dealings with third parties.

         16. Consulting services hereunder may be performed at BCGI's office, Client's offices or other locations as mutually agreed upon. Consulting at Client or locations other than BCGI's office shall require payment of travel costs to BCGI.

         17. BCGI warrants and represents that the services provided under this Agreement will be carried out in accordance with the standard of care customarily observed with regard to such services in BCGI's profession.

         18. Client understands that BCGI now has and may in the future enter into consulting relationships with other companies, and affiliates of Client.

         19. This Agreement shall be interpreted in accordance with the laws of the state of the suing party.

         20. This Agreement shall commence on the date of execution and shall continue until terminated as hereinafter provided by either party.

GlycoGenesys, Inc.                                                April 15, 2002
Master Agreement for Consulting Services                                  Page 6

         21. Client agrees that it shall defend, indemnify, and hold BCGI, its employees, and consultants, harmless from any loss, damage, or expense (including reasonable attorney's fees and costs) arising out of any and all claims, actions, suits, governmental or administrative proceedings relating to the development, manufacture, or sale of Client products for which BCGI has written or given advice. BCGI agrees to indemnify Client and hold Client harmless for all claims, demands, and liabilities, to which Client is subjected by reason of any breach by BCGI of the terms of this Agreement or by any action taken or not taken by BCGI unless such action or inaction was at the specific request of Client.

         22. Client, during the term of this Agreement and for [***] thereafter, shall not, without the prior written consent of BCGI, directly or indirectly solicit for employment or contract, attempt to employ or contract with or assist any other entity in employing, contracting with or soliciting for employment or contract any employee, subcontractor or executive who is at that time employed/contracted by BCGI or who had been employed/contracted by BCGI within the prior [***] period.

         23. This agreement shall supersede any and all prior agreements and understandings between the parties respecting the subject matter hereof. No verbal representations or statements made by any representative of BCGI or Client not stated herein shall be of any force or effect. The provisions of this Agreement for Consulting Services constitute the entire agreement between the parties and their respective principals. No modification or amendment to this agreement shall be binding unless agreed upon in writing and signed by the parties. Failure of either party to enforce rights under this agreement shall not constitute a waiver of such rights.

         24. BCGI hereby certifies that neither BCGI or any person employed by BCGI is under or has been under investigation by the U.S. Food and Drug Administration ("FDA") or has been debarred under Section 306(a) or (b) of the Federal Food, Drug, and Cosmetic Act or pursuant to Generic Drug Enforcement Act of 1992 or has a disqualification hearing pending or has been disqualified by the FDA pursuant 21.C.F.R. Section 312.70, and no debarred person will in the future be employed by BCGI in connection with any work to be performed by or on behalf of Client which may later become part of any application for approval of a drug or biologic FDA. If at any time after execution of this Agreement, BCGI becomes aware (i) that it or any person employed by it is in the process of being debarred, BCGI hereby certifies that it will notify Client immediately upon its become aware of such debarment or process.

         25. BCGI agrees that it will, to the best of its ability (i) ensure that investigators understand that written informed consent must be obtained from all participating subjects prior to enrollment in the studies in accordance with the requirements specified with the Code of Federal Regulations, the ICH guidelines and all other Applicable Laws, that they must give a signed copy of the informed consent to each subject and they must keep a copy in the subject's files, and report and attempt to correct deficiencies in such practices, (ii) ensure that investigators understand and comply with FDA guidelines for the conduct of research, (iii) ensure that there will be acceptable facilities for conduct of any study and immediately report and attempt to correct deficiencies,
(iv) ensure that investigators understand their obligation to conduct all studies in compliance with the Protocol's requirements and to report and attempt to correct deficiencies, (v) work with investigators to ensure that the rights, welfare and safety of the

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GlycoGenesys, Inc.                                                April 15, 2002
Master Agreement for Consulting Services                                  Page 7

subjects are protected, and (vi) otherwise comply with any applicable law, rule regulation, order, decision or decree including, without limitation, the Food Drug & Cosmetic Act, as amended, and the rules and regulations thereunder and the Health Insurance Portability and Accountability Act, as may be amended, and the rules and regulations thereunder (HIPPA) (collectively, the "Applicable Laws").

         26. Each of the parties hereto hereby warrant and represent that they have power and authority to execute this Agreement and that this Agreement is being executed by its duly authorized signatories. BCGI further represents and warrants that it is under no obligation which conflicts with its duties contemplated hereunder and agrees not to undertake any project which conflicts with this Agreement and the duties contemplated hereunder.

         27. All equipment, materials, documents, data, information and suggestions of every kind and description supplied to BCGI directly or indirectly by Client or prepared or developed by BCGI pursuant to this Agreement (except for BCGI's procedural manuals, personnel data, and computer software developed by BCGI), or resulting from the services provided hereunder shall be the sole and exclusive property of Client and shall be treated as Confidential Information; provided that BCGI may retain copies of such materials as required by Applicable Laws. Client shall have the right to make whatever use it deems desirable of any such materials, documents, data and information.

         28. The protocols are incorporated by reference to this agreement, as amended from time to time by consent of both parties.

         29. BCGI will use its best efforts to minimize the amount of turnover of key personnel on the project. Changes of key personnel or director level personnel will not be done without prior notification to Client.

         30. See Rider 1 Regarding Insurance Coverage.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year signed below.

GLYCOGENESYS, INC.                        BEARDSWORTH CONSULTING GROUP,
                                          INC.

By: /s/ Chris Szuskiewicz                 By: /s/ Donna E. Beardsworth
    ------------------------------------      ----------------------------------
    Chris Szuskiewicz,                    Donna E. Beardsworth, President & CEO
    Sr. VP of Operations & Development

Date: 16 April 2002                       Date: 16 April 2002
      ----------------------------------        --------------------------------